EXHIBIT 10.18

VIA EDGAR

United States of American, Securities Exchange Commission

CONSENT OF QUALIFIED PERSON

I, Steven A. Osterberg, consent to the public filing of the technical report titled “Lookout Mountain Project, Eureka Property, Eureka, Nevada” with an effective date of December 31, 2022, and an issue date of June 21, 2023 (the “technical report”) by Timberline Resources Corporation (Timberline).

I also consent to any extracts from, or a summary of, the technical report or the Technical Report Summary in your annual report, in your news release entitled “Goldrich Mining Releases Revised and Amended Initial Assessment Report” (the “news release”), and to their inclusion as an exhibit to the annual report or any related Form 8-K.

I certify that I have read the news release being filed by Timberline and that it fairly and accurately represents the information in the sections of the technical report for which I am responsible.

Dated July 12, 2023

_________________________________

Steven A. Osterberg

Vice President, Exploration